UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 26, 2024

Spirit AeroSystems Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33160	20-2436320
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3801 South Oliver, Wichita, KS 67210
(Address of principal executive offices) (zip code)

(316) 526-9000

(Registrant’s telephone number, including area code)

 N/A

  (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered

Class A Common Stock, par value $0.01 per share	SPR	New York Stock Exchange

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Director

On February 26, 2024, the Board of Directors (the “Board”) of Spirit AeroSystems Holdings, Inc. (the “Company”), voted to expand the size of the Board from ten (10) to eleven (11) members and appointed Jane P. Chappell to the Board, effective as of February 26, 2024.

Ms. Chappell has been named a member of the Corporate Governance and Nominating Committee and Risk Committee of the Board, effective as of February 26, 2024.

Ms. Chappell will receive a pro rata cash retainer and equity award under the current 2023-2024 non-employee director compensation program. For a full description of the compensation program for the Company’s non-employee directors, please see the Company’s Definitive Proxy Statement filed on March 15, 2023. Ms. Chappell is expected to enter into the Company’s standard form indemnification agreement for directors.

There are no arrangements or understandings between Ms. Chappell and any other persons pursuant to which she was appointed as a director of the Company. There are no transactions in which Ms. Chappell has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure.

On February 26, 2024, the Company issued a press release announcing the appointment of Ms. Chappell to the Board as a director. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated into this Item 7.01 by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any filing under the Securities Act unless specifically identified therein as being incorporated therein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit Number	Description
99.1*	Press Release, dated February 26, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*            Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPIRIT AEROSYSTEMS HOLDINGS, INC.

By:	/s/ Mindy McPheeters
Mindy McPheeters
Senior Vice President, General Counsel and Corporate Secretary

Date: February 26, 2024